SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 23, 2001

                               ALMOST FAMILY, INC.
             (Exact Name of registrant as specified in its charter)

        Delaware                       1-9848                06-1153720
(State or other Jurisdiction    (Commission File No.)       (IRS Employer
   of  Incorporation)                                    Identification No.)

       100 Mallard Creek Road
        Louisville, Kentucky                             40207
(Address of principal executive offices)              (Zip Code)

                                   (502) 899-5355
                  (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

This regulation is being made pursuant to regulation FD.

The registrant issued the attached press release today regarding redemption of 748,501 shares of its common stock and the reestablishment of an issuer repurchase program.
                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          ALMOST FAMILY, INC.
                                          (Registrant)

                                          By:/s/ C. Steven Guenthner
                                          C. Steven Guenthner
                                          Senior Vice President and
                                          Chief Financial Officer


                                   Exhibit

1.    Press Release by Almost Family, Inc. dated March 23, 2001.